EXHIBIT 10.54

EXECUTION VERSION

WAIVER, CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Waiver, Consent and First Amendment to Amended and Restated Credit Agreement (this “Amendment”) is made as of this 3rd day of May, 2019, by and among:
SEARS AUTHORIZED HOMETOWN STORES, LLC, a Delaware limited liability company, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS party hereto;
the GUARANTORS party hereto;
the LENDERS party hereto; and
BANK OF AMERICA, N.A., as Agent, Swing Line Lender and L/C Issuer;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of November 1, 2016 (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders party thereto (the “Lenders”), and (iv) Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer;
WHEREAS, the Lead Borrower has requested that the Agent and the Required Lenders waive through October 31, 2019 the application of the requirement of Section 6.01(a) of the Credit Agreement that requires the Parent and its Subsidiaries to obtain a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Agent, which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (the “Audit Covenant”), and the Agent and the Required Lenders are willing to waive the application of the Audit Covenant through October 31, 2019 in the manner, and on the terms and conditions, provided for herein; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendment to Article I of Credit Agreement. The provisions of Section 1.01 of the Credit Agreement are hereby amended as follows:

EXHIBIT 10.54

(a)	The definition of “Change of Control” is hereby amended by (i) replacing the “.” at the end of clause (d) thereof with “; and”, and (ii) adding the following new clause (e) at the end thereof:
“(e)    the Permitted Holders (acting alone or with Persons Acting in Concert) beneficially own, directly or indirectly, collectively (x) more than 75.0% of the Equity Interests of the Parent or (y) except as a result of their ownership of Parent, any Equity Interest of any other Loan Party.”

(b)	The definition of “Extended Maturity Date” is hereby amended and restated in its entirety as follows:
““Extended Maturity Date” means the earlier to occur of (a) February 29, 2020, (b) the date that is six (6) months prior to the expiration of the Separation Agreements (other than the Separation Agreement described in clause (g) of the definition of such term), unless such Separation Agreements have been extended to a date later than that set forth in clause (a) above or terminated on a basis reasonably satisfactory to the Agent, and (c) the occurrence of any Change of Control described in clause (e) of the definition thereof.”

(c)	The definition of “Permitted Indebtedness” is hereby amended by deleting clause (k) thereof in its entirety and by substituting the following in its stead:
“(k)    the GB Term Loan;”

(d)	The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
““First Amendment Effective Date” means May 3, 2019.”
““GB Term Loan” means that certain $40,000,000 term loan incurred by the Borrowers pursuant to the GB Term Loan Credit Agreement.”
““GB Term Loan Credit Agreement” means that certain Term Loan Credit Agreement dated as of February 16, 2018 by and among the Loan Parties, the lenders party thereto, and Gordon Brothers Finance Company, as agent.”
““Persons Acting in Concert” means any persons who actively co-operate or agree so to co-operate through a partnership, joint venture or pursuant to an agreement or understanding (whether formal or informal), including, without limitation, with a view to obtaining or consolidating control of the Parent, any Loan Party or any of their direct or indirect holding companies.”

(e)	The provisions of Section 6.12 of the Credit Agreement are hereby amended by adding the following new clause (h) at the end thereof:

“(h)    Notwithstanding the foregoing provisions of this Section 6.12 or any other provision in this Agreement, except during such periods from time to time as there are no Loans outstanding, the Loan Parties shall ACH or wire transfer to the Collection Account at the end of each Business Day (for application to the Obligations in the order set forth in Section 2.05(e)) all cash and cash equivalents in excess of $2,000,000 in the aggregate (for all such accounts) held in all DDAs, operating or disbursement accounts of the Loan Parties as of

EXHIBIT 10.54

the end of such Business Day (for the avoidance of doubt, funds may be withdrawn or disbursed from the Collection Account to the extent no Cash Dominion Event exists and the Borrowers are otherwise in compliance with the foregoing limitations).”

3.
Limited Waiver. As of the date of this Amendment, subject to the terms and conditions of this Amendment, including, without limitation clauses (a) through (c) below, the Agent and the Required Lenders hereby agree to waive the application of the Audit Covenant through the earlier of (i) October 31, 2019 and (ii) the date that any other Event of Default shall have occurred and be continuing; provided, that commencing on August 1, 2019, this limited waiver shall be subject to the following conditions:

(a)
The Loan Parties shall deliver to the Agent a Borrowing Base Certificate on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday (it being understood that any weekly Borrowing Base Certificate shall include the results of rolled forward information regarding Eligible Inventory and other items, as applicable);

(b)	The parties hereto hereby acknowledge and agree that, as of August 1, 2019, a Cash Dominion Event shall be deemed to have occurred and be continuing for all purposes under the Loan Documents; and

(c)
The Loan Parties shall deliver to the Agent a Cash Flow Forecast (as defined below) on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day). As used herein, the term “Cash Flow Forecast” shall mean the thirteen week cash flow forecast of the Loan Parties through the Extended Maturity Date, and prepared by the Loan Parties in consultation with AlixPartners LLP, and such forecast shall be approved in writing by, and shall be in form and substance reasonably satisfactory to, the Agent and the Required Lenders in their Permitted Discretion, which cash flow forecast shall depict, on a weekly basis, cash revenues, receipts, expenses and disbursements of the Loan Parties and their Subsidiaries.

The limited waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this limited waiver shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein, or (iii) create a course of dealing or to otherwise obligate in any respect any Lender or the Agent to execute any consent or grant any amendments or waiver under the same or similar or other circumstances in the future. This limited waiver shall be construed in connection with and as part of the Credit Agreement.

4.
Limited Consent Regarding Certain Acquisition. The Agent and the Lenders hereby (x) consent to the Loan Parties negotiating and entering into an agreement and plan of merger or other acquisition agreement for all of the Equity Interests of Parent, in each case, with the Permitted Holders and with any Persons Acting in Concert (any such agreement, the “Proposed Acquisition Agreement”

EXHIBIT 10.54

and any such related acquisition, the “Proposed Acquisition”) that, if consummated in accordance with its terms, would constitute a Change of Control under clause (e) of the definition of “Change of Control” and (y) agree that notwithstanding anything to the contrary in the Credit Agreement or in any other Loan Document, the negotiation, execution and delivery of any such Proposed Acquisition Agreement in accordance with the terms of this Amendment shall not in and of itself be deemed to result in the occurrence of a “Default” or “Event of Default” under the Credit Agreement or any of the other Loan Documents or otherwise constitute a breach of any representation, covenant, condition or provision of the Credit Agreement or any of the other Loan Documents (including, for the avoidance of doubt, under or pursuant to Section 7.08, Section 7.09 or Section 7.10 of the Credit Agreement); provided that (i) the Proposed Acquisition shall be conducted in compliance with all applicable Laws, (ii) at the Agent’s request from time to time, the Loan Parties shall promptly furnish the Agent with current drafts of the acquisition documents in connection with the Proposed Acquisition (and final copies thereof as and when executed), and (iii) the Proposed Acquisition Agreement shall contain a condition precedent to the closing of the Proposed Acquisition requiring payment in full in cash of the Obligations, the termination or Cash Collateralization of all Letters of Credit and the termination of all Commitments of the Lenders under the Credit Agreement (which condition precedent shall not be modified, waived or otherwise amended without the prior written consent of the Agent). The Credit Agreement and the other Loan Documents shall be deemed amended by this Amendment solely to the extent necessary to give effect to the foregoing limited consent. For the avoidance of any doubt, except to the extent that (x) all Obligations are paid in full in cash, (y) all Letters of Credit are terminated or Cash Collateralized and (z) all Commitments of the Lenders under the Credit Agreement are terminated in connection with the consummation of any Proposed Acquisition, a Change of Control shall be deemed to have occurred for all purposes of the Credit Agreement in the event that the Permitted Holders (or any Person Acting in Concert) beneficially own, directly or indirectly, collectively (x) more than 75.0% of the Equity Interests of the Parent or (y) except as a result of their ownership of Parent, any Equity Interest of any other Loan Party.

The limited consent set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this limited consent shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein, or (iii) to create a course of dealing or to otherwise obligate in any respect any Lender or the Agent to execute any similar or other consent or grant any amendments or waiver under the same or similar or other circumstances in the future. This limited consent shall be construed in connection with and as part of the Credit Agreement.

5.
Amendment to the GB Term Loan Credit Agreement. Contemporaneously herewith, the Loan Parties shall enter into a waiver, consent and amendment to the GB Term Loan Credit Agreement, substantially in the form of Exhibit A hereto (the “Term Loan Amendment”). Each Loan Party hereby acknowledges and agrees that any default under the Term Loan Amendment shall constitute an immediate Event of Default under the Credit Agreement for which there shall be no grace or cure period.

EXHIBIT 10.54

6.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Guaranty and Security Agreement include, without limitation, all Obligations of the Borrowers at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all Secured Obligations (as defined in the Guaranty and Security Agreement) at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

7.	Conditions to Effectiveness.

(a)
This Amendment shall become effective on the date on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent (the “First Amendment Effective Date”):

(i)	The Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Loan Parties and the Required Lenders.

(ii)	The Agent shall have received a duly executed and effective Term Loan Amendment, executed and delivered by each of the parties thereto.

(iii)
All corporate or other organizational action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken and evidence thereof shall have been provided to the Agent.

(iv)
All outstanding Credit Party Expenses (including, without limitation, in respect of the preparation, negotiation, administration, management, execution and delivery of this Amendment and any related documents, instruments and agreements), to the extent invoiced to the Lead Borrower, shall have been paid.

(v)
The Borrowers shall have paid the Agent, for the account of each Lender that has executed this Amendment, a nonrefundable amendment fee in an amount equal to 0.05% of the amount of the Commitments (after giving effect to this Amendment) of such Lender. The amendment fee shall be fully earned, due and payable by the Borrowers to the Agent in full on the First Amendment Effective Date.

EXHIBIT 10.54

(vi)	No Default or Event of Default shall have occurred and be continuing.

8.	Representations and Warranties. The Parent and the Borrowers, on behalf of each Loan Party, represent and warrant to the Agent, the L/C Issuer and the Lenders that:

(a)
This Amendment has been duly executed and delivered by each Loan Party that is party thereto and, together with the Credit Agreement and the other Loan Documents, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)
The execution, delivery and performance by each Loan Party of this Amendment and the other Loan Documents executed in connection herewith and the performance of each Loan Party’s obligations hereunder and thereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Agent under the Security Documents and Liens permitted by Section 7.01 of the Credit Agreement); or (iv) violate any Law.

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document executed in connection herewith to which it is a party, except for such as have been obtained or made and are in full force and effect.

(d)
No Default or Event of Default has occurred and is continuing.Release. Each Loan Party hereby acknowledges that on its own behalf, and on behalf of its employees, agents, officers, directors, successors, and assigns, it does hereby fully, unconditionally, and irrevocably forever relieve, relinquish, release, waive, discharge, and hold harmless the Agent, each Lender, each other Credit Party and each of their respective current and former shareholders, directors, officers, employees, agents, attorneys, successors, and assigns (collectively, the “Releasees”) of and from any and all claims, debts, actions, causes of action, liabilities, demands, obligations, promises, acts, agreements, costs, expenses (including but not limited to reasonable attorneys’ fees) and damages (collectively, “Claims”) of whatsoever kind and nature, whether now known or unknown, based upon any matter, cause, thing or event occurring on or prior to the First Amendment Effective Date, resulting from, arising out of, or in connection with the Loan Documents, the Agent’s and each other Releasee’s administration of the Loans or other financial accommodations made by the Credit Parties or any of their Affiliates from time to time to or for the account of the Loan Parties or any Affiliate thereof pursuant to the Loan Documents and the documents governing or evidencing any Obligations, including, without limitation, any Loans made or Letters of

EXHIBIT 10.54

Credit issued under the Credit Agreement, or any other instrument or document executed or delivered in connection therewith and/or the administration or collection thereof and/or collateral therefor or guaranties thereof; provided, however, that each Loan Party does not release, discharge, or acquit the Releasees from their respective obligations specifically set forth in the Credit Agreement and the other Loan Documents and this Amendment. No Releasee shall be entitled to the benefits of the foregoing release for Claims arising from unknown acts of fraud.
Miscellaneous.

(e)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

(f)
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

(h)
This AMENDMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW YORK.

Consent to Term Loan Amendment. Notwithstanding anything to the contrary contained in the Intercreditor Agreement dated as of February 16, 2018 and entered into by the Agent and Gordon Brothers Finance Company, as agent in respect of the GB Term Loan and acknowledged by the Loan Parties (the “Intercreditor Agreement”) or in any other Loan Document, by its signature below, each of the undersigned Lenders and the Agent, in its capacity as First Lien Agent under and as defined in the Intercreditor Agreement, acknowledges and consents to the execution, delivery and performance of the Term Loan Amendment and agrees that references to the “GB Term Loan Credit Agreement” or the “GB Term Loan Credit Agreement as in effect on the date hereof” (or words of similar import) appearing in the Credit Agreement and the “Second Lien Credit Agreement” or the “Second Lien Credit Agreement as in effect on the date hereof” (or words of similar import) appearing in the Intercreditor Agreement shall, in each case, be deemed to refer to the GB Term Loan Credit Agreement and, as applicable, the Second Lien Credit Agreement, as amended by the Term Loan Amendment, or the GB Term Loan Credit Agreement and, as

EXHIBIT 10.54

applicable, the First Lien Credit Agreement, as in effect on the First Amendment Effective Date (as amended by the Term Loan Amendment). The Second Lien Agent and the Second Lien Secured Parties (as each is defined in the Intercreditor Agreement) shall be express third party beneficiaries of this Section 11.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.54

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SEARS AUTHORIZED HOMETOWN STORES, LLC, as Lead Borrower and as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS HOME APPLIANCE SHOWROOMS, LLC, as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS OUTLET STORES, L.L.C., as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS HOMETOWN AND OUTLET STORES, INC., as Parent and as a Guarantor

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

BANK OF AMERICA, N.A., as Agent, L/C Issuer, Swing Line Lender and as a Lender

By:     /s/ Stephen J. Garvin
Name: Stephen J. Garvin
Title:     Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Michael Lockery
Name: Michael Lockery
Title:     Duly Authorized Signatory

EXHIBIT 10.54

ACF FINCO I LP, as a Lender

By:     /s/ OLEH SZCZUPAK
Name: Oleh Szczupak
Title:     Vice President

CIT BANK, N.A., as a Lender

By:     /s/ ROBERT KLEIN
Name: Robert Klein
Title:     Director

CIT NORTHBRIDGE FUNDING I LLC, as a Lender

By:     /s/ JACQUELINE IERVESE
Name: Jacqueline Iervese
Title:     Director

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:     /s/ MARIA LEVY
Name: Maria Levy
Title:     Vice President

By:     /s/ john finore
Name: John Finore
Title:     Vice President

EXHIBIT A
Term Loan Amendment

See attached

EXHIBIT 10.54

WAIVER, CONSENT AND FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
This Waiver, Consent and First Amendment to Term Loan Credit Agreement (this “Amendment”) is made as of this 3rd day of May, 2019, by and among:
SEARS AUTHORIZED HOMETOWN STORES, LLC, a Delaware limited liability company, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS party hereto;
SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Parent”);
the GUARANTORS party hereto;
the LENDERS party hereto; and
GORDON BROTHERS FINANCE COMPANY, as administrative agent and collateral agent (in such capacities, the “Agent”);
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of February 16, 2018 (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Parent, as a Guarantor, and each other Guarantor from time to time party thereto, (iii) the Lenders party thereto (the “Lenders”), and (iv) the Agent;
WHEREAS, the Lead Borrower has requested that the Agent and the Required Lenders waive through October 31, 2019 the application of the requirement of Section 6.01(a) of the Credit Agreement that requires the Parent and its Subsidiaries to obtain a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Agent, which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (the “Audit Covenant”), and the Agent and the Required Lenders are willing to waive the application of the Audit Covenant through October 31, 2019 in the manner, and on the terms and conditions, provided for herein; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

EXHIBIT 10.54

NOW, THEREFORE, it is hereby agreed as follows:

9.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

10.	Amendment to Article I of Credit Agreement. The provisions of Section 1.01 of the Credit Agreement are hereby amended as follows:

(a)	The definition of “Change of Control” is hereby amended by (i) replacing the “.” at the end of clause (d) thereof with “; and”, and (ii) adding the following new clause (e) at the end thereof:
“(e)    the Permitted Holders (acting alone or with Persons Acting in Concert) beneficially own, directly or indirectly, collectively (x) more than 75.0% of the Equity Interests of the Parent or (y) except as a result of their ownership of Parent, any Equity Interest of any other Loan Party.”

(b)	The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:
““Maturity Date” means the earliest to occur of (a) February 16, 2023, (b) the Revolver Maturity Date, and (c) the occurrence of any Change of Control described in clause (e) of the definition thereof.”

(c)	The definition of “Revolver Maturity Date” is hereby amended and restated in its entirety as follows:
““Revolver Maturity Date” means the “Termination Date” under and as defined in the Revolver Credit Agreement, as in effect on the date hereof, as such date may be extended from time to time with the consent of the Agent or in accordance with the ABL Intercreditor Agreement (other than in any such case, for the avoidance of any doubt, pursuant to any Refinancing of the Revolver Obligations); provided, however, that (without in any way limiting the restrictions on assignments of the Revolver Obligations to any Affiliate of any Loan Party or any Subsidiary) in no event shall such “Termination Date” be extended by (or deemed extended by) any Person that is an Affiliate of any Loan Party or any Subsidiary (which shall be deemed to include any Permitted Holder and any Person Acting in Concert), without the consent of the Agent.”

(d)	The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
““First Amendment Effective Date” means May 3, 2019.”
““Persons Acting in Concert” means any persons who actively co-operate or agree so to co-operate through a partnership, joint venture or pursuant to an agreement or understanding (whether formal or informal), including, without limitation, with a view to obtaining or consolidating control of the Parent, any Loan Party or any of their direct or indirect holding companies.”

(e)	The provisions of Section 6.12 of the Credit Agreement are hereby amended by adding the following new clause (h) at the end thereof:
“(h)    Notwithstanding the foregoing provisions of this Section 6.12 or any other provision in this Agreement, at any time no Cash Dominion Event has occurred and is continuing, the Loan Parties shall ACH or wire transfer to the Revolver Collection Account at the end of

EXHIBIT 10.54

each Business Day (for application to the Revolver Obligations in the order set forth in Section 2.05(e) of the Revolver Credit Agreement as in effect on the date hereof in accordance with Section 6.12(h) of the Revolver Credit Agreement as in effect on the date hereof) all cash and cash equivalents in excess of $2,000,000 in the aggregate (for all such accounts) held in all DDAs, operating or disbursement accounts of the Loan Parties as of the end of such Business Day. For the avoidance of doubt, funds may be withdrawn or disbursed from the Revolver Collection Account to the extent no Cash Dominion Event exists and the Borrowers are otherwise in compliance with the foregoing limitations. For the further avoidance of any doubt, at any time when a Cash Dominion Event exists, all such amounts shall be applied in accordance with Section 6.12(c).”

11.
Limited Waiver. As of the date of this Amendment, subject to the terms and conditions of this Amendment, including, without limitation clauses (a) through (c) below, the Agent and the Required Lenders hereby agree to temporarily waive the application of the Audit Covenant through the earlier of (i) October 31, 2019 and (ii) the date that any other Event of Default shall have occurred and be continuing; provided, that commencing on August 1, 2019, this limited waiver shall be subject to the following conditions:

(a)
The Loan Parties shall deliver to the Agent a Borrowing Base Certificate on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday (it being understood that any weekly Borrowing Base Certificate shall include the results of rolled forward information regarding Eligible Inventory and other items, as applicable);

(b)	The parties hereto hereby acknowledge and agree that, as of August 1, 2019, a Cash Dominion Event shall be deemed to have occurred and be continuing for all purposes under the Loan Documents; and

(c)
The Loan Parties shall deliver to the Agent a Cash Flow Forecast (as defined below) on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day). As used herein, the term “Cash Flow Forecast” shall mean the thirteen week cash flow forecast of the Loan Parties through the Maturity Date, and prepared by the Loan Parties in consultation with AlixPartners LLP, and such forecast shall be approved in writing by, and shall be in form and substance reasonably satisfactory to, the Agent and the Required Lenders in their Permitted Discretion, which cash flow forecast shall depict, on a weekly basis, cash revenues, receipts, expenses and disbursements of the Loan Parties and their Subsidiaries.

The limited waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this limited waiver shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein, or (iii) create a course of dealing or to otherwise obligate in any respect any Lender or the Agent to execute any consent or grant any amendments or waiver under the same or similar or other circumstances in the future. This limited waiver shall be construed in connection with and as part of the Credit Agreement.

EXHIBIT 10.54

Notwithstanding anything to the contrary contained herein, upon the expiration of the limited waiver set forth herein (and notwithstanding that the Loan Parties may, subsequent to the date of this Amendment, deliver a report and unqualified opinion of a Registered Public Accounting Firm with respect to the annual audited financial statements for the Fiscal Year of the Parent ended February 2, 2019), the Agent, the Lenders and the Loan Parties hereby acknowledge and agree that an Event of Default shall be deemed to have occurred and be continuing (until such Event of Default is permanently waived in writing by the Agent and the Lenders) as a result of the Parent and its Subsidiaries’ failure to deliver a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Agent, without any “going concern” or like qualification or exception or any qualification or exception as to the audited financial statements required pursuant to Section 6.01(a) for the Fiscal Year of the Parent ended February 2, 2019, within 95 days of the end of such Fiscal Year.

12.
Limited Consent Regarding Certain Acquisition. The Agent and the Lenders hereby (x) consent to the Loan Parties negotiating and entering into an agreement and plan of merger or other acquisition agreement for all of the Equity Interests of Parent, in each case, with the Permitted Holders and with any Persons Acting in Concert (any such agreement, the “Proposed Acquisition Agreement” and any such related acquisition, the “Proposed Acquisition”) that, if consummated in accordance with its terms, would constitute a Change of Control under clause (e) of the definition of “Change of Control” and (y) agree that notwithstanding anything to the contrary in the Credit Agreement or in any other Loan Document, the negotiation, execution and delivery of any such Proposed Acquisition Agreement in accordance with the terms of this Amendment shall not in and of itself be deemed to result in the occurrence of a “Default” or “Event of Default” under the Credit Agreement or any of the other Loan Documents or otherwise constitute a breach of any representation, covenant, condition or provision of the Credit Agreement or any of the other Loan Documents (including, for the avoidance of doubt, under or pursuant to Section 7.08, Section 7.09 or Section 7.10 of the Credit Agreement); provided that (i) the Proposed Acquisition shall be conducted in compliance with all applicable Laws, (ii) at the Agent’s request from time to time, the Loan Parties shall promptly furnish the Agent with current drafts of the acquisition documents in connection with the Proposed Acquisition (and final copies thereof as and when executed), and (iii) the Proposed Acquisition Agreement shall contain a condition precedent to the closing of the Proposed Acquisition requiring payment in full in cash of the Obligations and the termination of all Commitments of the Lenders under the Credit Agreement (which condition precedent shall not be modified, waived or otherwise amended without the prior written consent of the Agent). The Credit Agreement and the other Loan Documents shall be deemed amended by this Amendment solely to the extent necessary to give effect to the foregoing limited consent. For the avoidance of any doubt, except to the extent that (x) all Obligations are paid in full in cash and (y) all Commitments of the Lenders under the Credit Agreement are terminated in connection with the consummation of any Proposed Acquisition, a Change of Control shall be deemed to have occurred for all purposes of the Credit Agreement in the event that the Permitted Holders (or any Person Acting in Concert) beneficially own, directly or indirectly, collectively (x) more than 75.0% of the Equity Interests of the Parent or (y) except as a result of their ownership of Parent, any Equity Interest of any other Loan Party.

The limited consent set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this consent shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the

EXHIBIT 10.54

Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein, or (iii) to create a course of dealing or to otherwise obligate in any respect any Lender or the Agent to execute any similar or other consent or grant any amendments or waiver under the same or similar or other circumstances in the future. This consent shall be construed in connection with and as part of the Credit Agreement.

13.
Amendment to the Revolver Credit Agreement. Contemporaneously herewith, the Loan Parties shall enter into a waiver and amendment to the Revolver Credit Agreement, substantially in the form of Exhibit A hereto (the “Revolver Amendment”). Each Loan Party hereby acknowledges and agrees that any default under the Revolver Amendment shall constitute an immediate Event of Default under the Credit Agreement for which there shall be no grace or cure period.

14.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Guaranty and Security Agreement include, without limitation, all Obligations of the Borrowers at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all Secured Obligations (as defined in the Guaranty and Security Agreement) at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

15.	Conditions to Effectiveness.

(a)
This Amendment shall become effective on the date on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent (the “First Amendment Effective Date”):

(i)	The Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Loan Parties and the Required Lenders.

(ii)	The Agent shall have received a duly executed and effective Revolver Amendment, executed and delivered by each of the parties thereto.

(iii)
All corporate or other organizational action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken and evidence thereof shall have been provided to the Agent.

(iv)
All outstanding Credit Party Expenses (including, without limitation, in respect of the preparation, negotiation, administration, management, execution and delivery of this Amendment and any related documents, instruments and agreements), to the extent invoiced to the Lead Borrower, shall have been paid.

EXHIBIT 10.54

(v)
The Borrowers shall have paid the Agent, for the account of each Lender that has executed this Amendment, a nonrefundable amendment fee in an amount equal to $25,000. The amendment fee shall be fully earned, due and payable by the Borrowers to the Agent in full on the First Amendment Effective Date.

(vi)	No Default or Event of Default shall have occurred and be continuing.

16.	Representations and Warranties. The Parent and the Borrowers, on behalf of each Loan Party, represent and warrant to the Agent and the Lenders that:

(a)
This Amendment has been duly executed and delivered by each Loan Party that is party thereto and, together with the Credit Agreement and the other Loan Documents, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)
The execution, delivery and performance by each Loan Party of this Amendment and the other Loan Documents executed in connection herewith and the performance of each Loan Party’s obligations hereunder and thereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Agent under the Security Documents and Liens permitted by Section 7.01 of the Credit Agreement); or (iv) violate any Law.

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document executed in connection herewith to which it is a party, except for such as have been obtained or made and are in full force and effect.

(d)	No Default or Event of Default has occurred and is continuing.

17.
Release. Each Loan Party hereby acknowledges that on its own behalf, and on behalf of its employees, agents, officers, directors, successors, and assigns, it does hereby fully, unconditionally, and irrevocably forever relieve, relinquish, release, waive, discharge, and hold harmless the Agent, each Lender, each other Credit Party and each of their respective current and former shareholders, directors, officers, employees, agents, attorneys, successors, and assigns (collectively, the “Releasees”) of and from any and all claims, debts, actions, causes of action, liabilities, demands, obligations, promises, acts, agreements, costs, expenses (including but not limited to reasonable attorneys’ fees) and damages (collectively, “Claims”) of whatsoever kind and nature, whether now known or unknown, based upon any matter, cause, thing or event occurring on or prior to the First Amendment Effective Date, resulting from, arising out of, or in connection with the Loan Documents, the Agent’s and each other Releasee’s administration of the Term Loans or other financial accommodations made by the Credit Parties or any of their Affiliates from time to time to or for the account of the Loan Parties or any Affiliate thereof pursuant to the Loan Documents and the documents governing or evidencing any Obligations, including, without limitation, any

EXHIBIT 10.54

Term Loans made under the Credit Agreement, or any other instrument or document executed or delivered in connection therewith and/or the administration or collection thereof and/or collateral therefor or guaranties thereof; provided, however, that each Loan Party does not release, discharge, or acquit the Releasees from their respective obligations specifically set forth in the Credit Agreement and the other Loan Documents and this Amendment. No Releasee shall be entitled to the benefits of the foregoing release for Claims arising from unknown acts of fraud.

18.	Miscellaneous.

(a)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

(b)
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

(d)
This AMENDMENT and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this AMENDMENT and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

19.
Consent to Revolver Amendment. Notwithstanding anything to the contrary contained in the ABL Intercreditor Agreement or in any other Loan Document, by its signature below, each of the undersigned Lenders and the Agent, in its capacity as Second Lien Agent under and as defined in the ABL Intercreditor Agreement, acknowledges and consents to the execution, delivery and performance of the Revolver Amendment in substantially the form attached hereto as Exhibit A and agrees that references to the “Revolver Credit Agreement” or the “Revolver Credit Agreement as in effect on the date hereof” (or words of similar import) appearing in the Credit Agreement and the “First Lien Credit Agreement” or the “First Lien Credit Agreement as in effect on the date hereof” (or words of similar import) appearing in the ABL Intercreditor Agreement shall, in each case, be deemed to refer to the Revolver Credit Agreement and, as applicable, the First Lien Credit Agreement, as amended by the Revolver Amendment, or the Revolver Credit Agreement and, as applicable, the First Lien Credit Agreement, as in effect on the First Amendment Effective Date (as amended by the Revolver Amendment). The First Lien Agent and the First Lien Secured Parties (as each is defined in the ABL Intercreditor Agreement) shall be express third party beneficiaries of this Section 11.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.54

Signature Page to Waiver, Consent and First Amendment to Term Loan Credit Agreement
Error! Unknown document property name.

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SEARS AUTHORIZED HOMETOWN STORES, LLC, as Lead Borrower and as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS HOME APPLIANCE SHOWROOMS, LLC, as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS OUTLET STORES, L.L.C., as a Borrower

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

SEARS HOMETOWN AND OUTLET STORES, INC., as Parent and as a Guarantor

By:    /s/ E.J. Bird
Name:    E.J. Bird
Title:    Senior Vice President

GORDON BROTHERS FINANCE COMPANY, as Agent

By:     /s/ Felicia Galeota
Name: Felicia Galeota
Title:     Vice President

EXHIBIT 10.54

GORDON BROTHERS FINANCE COMPANY LLC, as Lender

By:     /s/ Felicia Galeota
Name: Felicia Galeota
Title:     Vice President

EXHIBIT A

REVOLVER AMENDMENT

[See attached.]